______________________________________________________________________
AFTER RECORDING MAIL TO:                  )
GENERAL MILLS RESTAURANTS, INC.           )
1751 Directors Row                        )
Orlando, Florida 32809                    )
Attn: Sharie A. Kirsch, Legal Dept.       )
                                          )
MAIL TAX BILLS TO:                        )
THE ABOVE ADDRESS                         )
________________________________________________________________________


                                 WARRANTY DEED

THIS INDENTURE, is made and executed this ____ day of February, 1994 by JMB INCOME PROPERTIES, LTD.-X, AN ILLINOIS LIMITED PARTNERSHIP (hereinafter referred to as "GRANTOR") to GENERAL MILLS RESTAURANTS, INC., a Florida corporation (hereinafter referred to as "GRANTEE");

                             W I T N E S S E T H :

THAT, GRANTOR, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, receipt whereof is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the GRANTEE, all that certain land (the "Premises") situate in Tarrant County, Texas, to-wit:

      BEING A TRACT OR PARCEL OF LAND situated in the City of North Richland Hills, Tarrant County, Texas and being in the W.W. Wallace Survey, Abstract No. 1606, and being part of a 19.3823 acre tract recorded in Volume 8051, Page 316, Deed Records of Tarrant County, Texas and being more particularly described as follows:

      BEGINNING at a 1/2 inch iron rod with yellow plastic cap stamped R.L.G. set for corner in the southeasterly line of State Highway No. 26 (100 foot right-of-way) being South 47 degrees 46'30" West, 50.00 feet from the Northwest corner of said 19.3823 acre tract;

      THENCE South 42 degrees 13'30" East, a distance of 186.82 feet to a 1/2 inch iron rod with yellow plastic cap stamped R.L.G. set for corner in the Northwesterly line of Lot 1R, Block D, Calloway Farm Addition, 3rd Filing, an addition to the City of North Richland Hills, as recorded in Volume 388-186, Page 78. Deed Records of Tarrant County, Texas;

      THENCE South 48 degrees 18'21" West, with the Northwesterly line of said Lot 1R, a distance of 23.96 feet to a 1/2 inch iron rod with yellow plastic cap stamped R.L.G. set for corner in the Northwesterly line of said Lot 1R, being the beginning of a non-tangent curve to the right;

      THENCE in a Southwesterly direction and with the Northwest line of said Lot 1R and with said curve to the right having a central angle of 28 degrees 37'59", a radius of 199.50 feet, an arc length of 99.70 feet and a chord bearing of South 62 degrees 05'30" West, a chord distance of 98.66 feet to a 1/2 inch iron rod with yellow plastic cap stamped R.L.G. set for corner in the Northwesterly line of said Lot 1R and being the end of said curve to the right;

      THENCE South 76 degrees 24'29" West, with the Northwesterly line of said Lot 1R a distance of 261.23 feet to a 1/2 inch iron rod with yellow plastic cap stamped R.L.G. set for corner in the Northwesterly line of said Lot 1R and being the beginning of a curve to the left;

      THENCE in a Southwesterly direction with the Northwesterly line of said Lot 1R, and with said curve to the left having a central angle of 03 degrees 12'25:, a radius of 200.50 feet, an arc length of 11.22 feet, and a chord bearing of South 74 degrees 48'17" West, a chord distance of 11.22 feet to a 1/2 inch iron rod with yellow plastic cap stamped R.L.G. set for corner in the Northwesterly line of said Lot 1R;

      THENCE North 42 degrees 13'30" West, a distance of 41.45 feet to a 1/2 inch iron rod with yellow plastic cap stamped R.L.G. set for corner in the Southeasterly line of said State Highway No. 26 and in the Northwesterly line of said 19.3823 acre tract of land and being in a curve to the right;

      THENCE in a Northeasterly direction with the Southeasterly line of said State Highway no. 26 and with said curve to the right having a central angle of 04 degrees 31'10", a radius of 250.00 feet, an arc length of 19.72 feet, a chord bearing of North 58 degrees 05'36" East, a chord distance of 19.71 feet to a 1/2 inch iron rod with yellow plastic cap stamped R.L.G. set for corner in the Southeasterly line of said State Highway No. 26, being the end of said curve to the right and being the beginning of a curve to the left;

      THENCE in a Northeasterly direction with the Southeasterly line of said State Highway No. 26 and with said curve to the left having a central angle of 12 degrees 34'41", a radius of 250.00 feet, an arc length of 54.88 feet, a chord bearing of North 54 degrees 03'51" East, a chord distance of 54.77 feet to a 1/2 inch iron rod with yellow plastic cap stamped R.L.G. set for corner in the Southeasterly line of said State Highway No. 26, and the Northwesterly line of said 19.3823 acre tract of land and being the end of said curve to the left;

      THENCE North 47 degrees 46'30" East, with the Southeasterly line of said State Highway No. 26 and the Northwesterly line of said 19.3823 acre tract of land a distance of 285.00 feet to the POINT OF BEGINNING and containing 45,000 square feet or 1.0331 acre of land, more or less.

      COUNTY OF TARRANT AND BIRDVILLE ISD REAL ESTATE TAX IDENTIFICATION NO. 5798302

TOGETHER with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

TO HAVE AND TO HOLD, the same in fee simple forever.

AND, the GRANTOR hereby covenants with said GRANTEE that the GRANTOR is lawfully seized of said land in fee simple; that the GRANTOR has good right and lawful authority to sell and convey said land; that the GRANTOR hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons, whomsoever; and that said land is free of all encumbrances, except for the exceptions which are contained in EXHIBIT "A".

THE PREMISES IS FURTHER SUBJECT TO THE FOLLOWING:

A. USE RESTRICTION. That the intended use of the Premises is for a restaurant initially under the tradename and style of China Coast and that for a period of ten (10) years from the date of recording of this deed (the "Use Term"), the Premises shall be used only for restaurant purposes, and any restaurant operated and maintained on the Premises shall be operated and maintained in accordance with first class restaurant practices, and for no other purpose without the prior written consent of GRANTOR, which consent shall not be unreasonably withheld or delayed. This restriction shall run with the land during the Use Term and have no further force and effect after the Use Term.

      In the event GRANTEE shall violate the provisions of this Paragraph A, GRANTOR'S remedy shall be limited to enforcing this restriction, and to the extent GRANTEE shall be found to have violated this restriction GRANTOR shall be entitled to actual or consequential damages awarded as a result.

B. GRANTOR'S RIGHT OF FIRST REFUSAL. In the event GRANTEE receives an offer to purchase the Premises or any portion thereof ("Offer to Purchase") from an unrelated third party in an arms-length transaction ("BFP") prior to the completion of GRANTEE'S intended improvements and the commencement of GRANTEE'S intended business activities thereon, GRANTOR shall have the first right ("Right of First Refusal") to purchase the Premises or portion thereof, upon the same terms and conditions as set forth in the Offer to Purchase.
When an Offer to Purchase is made by a BFP and is contemplated by GRANTEE, GRANTEE shall first offer the Premises or portion thereof to GRANTOR in writing (the "Notice of First Refusal"). The Notice of First Refusal shall contain (i) the offer price of the Premises or portion thereof (ii) the terms and conditions of the Offer to Purchase, and (iii) the proposed closing date, which date shall not be less than thirty (30) days after the date GRANTOR receives the Notice of First Refusal. GRANTOR shall have twenty-one (21) days from and after the receipt of the Notice of First Refusal to elect to purchase the Premises or portion thereof substantially in accordance with the terms and conditions of the Notice of First Refusal. In the event GRANTEE does not receive GRANTOR'S written election to purchase the Premises within said twenty-one (21) day period, GRANTEE shall have the right to negotiate and sell the Premises or portion thereof to the BFP upon the same terms and conditions set forth in the Notice of First Refusal. In the event GRANTEE and the BFP do not consummate the sale and purchase of the Premises on the terms set forth in the Notice of First Refusal within six (6) months of delivery of said Notice of First Refusal, GRANTOR shall again have the Right of First Refusal with respect to any amended or modified terms agreed to with the prospective purchaser, or any subsequent offer received by GRANTEE for the Premises or portion thereof.

      GRANTOR shall not be entitled to any Right of First Refusal as set forth above with respect to (i) any "sale/leaseback" transaction; (ii) mortgage or other alternative financing arrangement with an institutional lender conveying the Premises as security (or foreclosure or deed in lieu of foreclosure thereunder); or (iii) any sale of the Premises subsequent to the completion of the construction of GRANTEE'S intended improvements. In no event shall the Right of First Refusal extend beyond the earlier to occur of: (i) ten (10) years after the recording date of this deed; or (ii) the completion of GRANTEE'S intended improvements and the commencement of GRANTEE'S business activities on the Premises.

C. OUTPARCEL RESTRICTION. GRANTOR agrees that for a period of ten (10) years from the date of recording of this deed, or until such time as GRANTEE shall cease business operations on the Premises as an Oriental restaurant, whichever is earlier (the "Restriction Term"), that GRANTOR will not lease, sublease or otherwise operate or contract to operate, by conveyance or otherwise (i) on the parcel described in Exhibit "B" attached hereto and (ii) on any outparcel which would be created from the subdivision of the real property described on Exhibit "C" attached hereto, a full service sit-down food service establishment primarily selling, at retail, Oriental food in a manner similar to GRANTEE'S business at the Premises. "Primarily selling", for the purpose of this provision, shall mean that Oriental food items shall be identifiable as major menu items in terms of sales volume or public identification. The foregoing restriction shall not be applicable to any purveyor of unprepared foods intended for future, off-premise consumption or to a temporary promotion of food items that might otherwise be within the definition as herein set forth. This restriction shall run with the land during the Restriction Term and shall have no further force or effect after the Restriction Term. Notwithstanding anything herein to the contrary, the foregoing restriction shall not apply to any store or business which is located within the building which comprise the shopping center currently known as North Hills Mall which is located on the land described on Exhibit C. The lands described in subsection (i) and (ii) are collectively referred to as "Outparcel".

D.    CONSTRUCTION OF GRANTEE'S IMPROVEMENTS.   GRANTEE agrees to commence
construction on the Premises within six (6) months after the date of the recording of this deed, subject to "UNAVOIDABLE DELAYS" (as hereinafter defined). GRANTEE further agrees that upon commencement of construction, GRANTEE shall proceed with due diligence to complete all improvements after commencement of construction, subject to UNAVOIDABLE DELAYS. In the event of the occurrence or existence of an Unavoidable Delay, the time for completion shall be extended by the period of such Unavoidable Delay. GRANTEE'S construction shall be in a good and workmanlike manner and in substantial compliance with GRANTEE'S prototypical plans and specifications of a China Coast Restaurant heretofore approved by GRANTOR, including site work and landscape plans and specifications, color scheme and building material, and with all applicable laws and ordinances of governmental bodies having jurisdiction over the Premises. As used in this Paragraph, "UNAVOIDABLE DELAYS" shall mean delays caused by governmental orders or edicts; governmental rationing or allocation of materials; strikes, lock-outs, fires, acts of God, disasters, riot, unreasonable delays in transportation, shortages of labor or materials or any other cause beyond the reasonable control of GRANTEE.

      GRANTEE and GRANTOR agree that, in the event any buildings on the Premises are under construction for a period of twelve (12) months and GRANTEE is not proceeding to complete construction with due diligence or in the event such buildings have been constructed and are vacant and unoccupied for a period of more than six (6) months, and GRANTEE is failing to maintain the Premises, then upon written demand by GRANTOR, GRANTEE shall raze and remove such buildings from the Premises and shall landscape the Premises in a sightly manner.

E.    NOTICES.   All notices hereunder shall be in writing and sent by
registered or certified mail, postage prepaid, return receipt requested, and shall be mailed to the following addresses (or such other addresses of which either party may hereafter notify the other party):

      IF TO GRANTEE:          General Mills Restaurants, Inc.
                              1751 Directors Row
                              Orlando, Florida 32809
                              Attention:  General Counsel

      IF TO GRANTOR:          c/o JMB Retail Properties Co.
                              900 North Michigan
                              Chicago, Illinois  60611
                              Attention:  Portfolio Manager

      WITH A COPY TO:         c/o JMB Retail Properties Co.
                              900 North Michigan
                              Chicago, Illinois  60611
                              Attention:    Law Department

      Notices shall be deemed delivered seven (7) business days after mailing unless otherwise specified herein.

F. The rights and obligations of GRANTOR under this deed (except under Paragraph C hereof) shall inure to the benefit of and shall bind GRANTOR, its successors and assigns which acquire GRANTOR'S interest in and under North Hills Mall Operating Agreement (defined in Exhibit "A" hereto).

      If GRANTOR shall convey or otherwise transfer its interest under the North Hills Mall Operating Agreement to another party, such other party shall thereupon succeed to the rights and obligations of GRANTOR (except those arising under Paragraph C hereof) and from and after the date of such conveyance, the transferring grantor shall be free of all liabilities and obligations.

      The rights and obligations of GRANTOR under Paragraph C of this deed shall inure to and shall bind GRANTOR, its successors and assigns which acquire title to the Outparcel. If GRANTOR shall convey or otherwise transfer its interest in the Outparcel to another party, such other party shall thereupon succeed to the rights and obligations of GRANTOR under Paragraph C of this deed, and from and after the date of such conveyance, the transferring grantor shall be free of all liabilities and obligations.


IN WITNESS WHEREOF, the GRANTOR and GRANTEE have signed this deed the day and year first above written.

JMB INCOME PROPERTIES, LTD.-X
AN ILLINOIS LIMITED PARTNERSHIP

BY:   JMB REALTY CORPORATION,
      A DELAWARE CORPORATION,
      MANAGING GENERAL PARTNER

      BY:   DOUGLAS J. WELKER
            ____________________________________
            DOUGLAS J. WELKER, VICE PRESIDENT




STATE OF ILLINOIS )
                        ) ss:
COUNTY OF COOK    )

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, Do Hereby Certify that DOUGLAS J. WELKER as Vice President of JMB REALTY CORPORATION, A DELAWARE CORPORATION, the Managing General Partner of JMB INCOME PROPERTIES, LTD.-X, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President and appeared before me this day in person and acknowledged that he signed and delivered said instrument as his free and voluntary act, and as the free and voluntary act of said corporation on behalf of JMB INCOME PROPERTIES, LTD.-X, for the uses and purposes therein set forth.

Give under my hand and Notarial Seal this ____ day of ____________, 19_____.

_____________________________________________________
Notary Public
Commission Expiration:_______________________________
GRANTEE:

GENERAL MILLS RESTAURANTS, INC.,
a Florida corporation

By:______________________________________

Its:_____________________________________




                                ACKNOWLEDGEMENT


STATE OF __________     )
                        )ss:
COUNTY OF _________     )

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, Do Hereby Certify that __________________________ as
______________________ of GENERAL MILLS RESTAURANTS, INC.   a Florida
corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such_____________________________ appeared before me this day in person and acknowledged that he signed and delivered said instrument as his free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

Give under my hand and Notarial Seal this ____ day of ____________, 19_____.

_____________________________________________________
Notary Public
Commission Expiration:_______________________________






















This instrument was prepared in Chicago, Illinois by Kathleen A. Furlong, Esq. of Pircher, Nichols & Meeks, 900 North Michigan Avenue, Suite 2860, Chicago, Illinois 60611.

                                  EXHIBIT "A"

1. Terms, conditions and stipulations contained in Easement Agreement dated December 10, 1984, made by and between JMB Income Properties, LTD.-X, an Illinois limited partnership and Federated Department Stores, Inc., a Delaware corporation and Berry Street Realty Company, a Texas corporation, and recorded in Volume 8051, Page 335, and corrected in Volume 8092, Page 938, of the Deed Records of Tarrant County, Texas.

2. Terms, conditions and stipulations contained in that certain Operating Agreement dated July 11, 1978, made by and between Federated Stores Realty, Inc., a Delaware corporation, Federated Department Stores, Inc., R.E. Cox & Company, a Texas corporation and Berry Street Realty Company, a Texas corporation, and recorded in Volume 6526, Page 745, and amended in Volume 6687, Page 687 and Volume 8051, Page 402, and refiled in Volume 8132, Page 2036, of the Deed Records of Tarrant County, Texas (said Operating Agreement, together with all amendments and modifications thereof is called the "North Hills Mall Operating Agreement").

3. Easement Agreement made by and between Primary Properties Corporation and General Mills Restaurants, Inc. to be recorded simultaneously herewith.

4. Easement Agreement made by and between The Dunlap Company, R. E. Cox & Company and General Mills Restaurants, Inc. to be recorded simultaneously herewith.

5. Easement Agreement made by and between Mervyn's and General Mills Restaurants, Inc. to be recorded simultaneously herewith.

6. Easement Agreement made by and between JMB Income Properties, LTD.-X and General Mills Restaurants, Inc. to be recorded simultaneously herewith.

7. Easement Agreement dated December 15, 1993 made by and between JMB Income Properties, LTD-X and The City of North Richland Hills, Texas.

8. Easement Agreement dated December 15, 1993 made by and between Mervyn's and The City of North Richland Hills, Texas.

9. Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities, (a) to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or (b) to lands beyond the line of the harbor or bulkhead lines as established or changed by any government, or (c) to filled-in lands, or artificial islands, or (d) to statutory water rights, including riparian rights, or (e) to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.

10. Standby fees, taxes and assessments by any taxing authority for the year 1994, and subsequent years, and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership.

11. Encroachment or protrusion of sprinkler control boxes and sign into or outside of the boundary lines as shown on survey dated February 1993 and revised May 21, 1993, by Bennie W. White, Registered Professional Land Surveyor #4555.

12. Restrictive Covenant Agreement, recorded in Volume 8051, Page 321 of the Deed Records of Tarrant County, Texas.
                                  EXHIBIT "B"

                                  EXHIBIT "C"